SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-FLORIDA PUBLIC UTIL

          GABELLI FUNDS, LLC
               THE GABELLI SMALL CAP GROWTH FUND
                                 5/14/99              200            16.3000
                                 5/13/99              600            16.3000
                                 5/12/99              200            16.3000
               THE GABELLI EQUITY INCOME FUND
                                 4/22/99            2,000            16.1000
               THE GABELLI CAPITAL ASSET FUND
                                 5/10/99            7,000            15.9214
          GAMCO INVESTORS, INC.
                                 5/25/99            1,800            16.7917
                                 5/24/99              400            16.8750
                                 5/24/99            2,000            16.8750
                                 5/21/99            2,000            16.8750
                                 5/17/99              400            16.2500
                                 5/10/99            1,000            15.6250
                                 5/05/99              500            15.7500
                                 5/04/99              500            15.7500
                                 5/03/99            2,000            15.7500
                                 4/30/99            3,000            15.8750
                                 4/29/99            4,000            15.8750
                                 4/28/99              900            16.0000
                                 4/27/99            1,300            16.3750
                                 4/26/99              600            16.3750
                                 4/22/99            1,300            15.5000
                                 4/21/99            2,400            15.2500









          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE AMERICAN STOCK EXCHANGE.


          (2) PRICE EXCLUDES COMMISSION.